Exhibit 99.1

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II,

PURCHASER

and

GOLDMAN SACHS MORTGAGE COMPANY,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of January 1, 2020

GS Mortgage Securities Trust 2020-GC45
Commercial Mortgage Pass-Through Certificates
Series 2020-GC45

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of January 1, 2020, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (in such capacity, the “Purchaser”), and Goldman Sachs Mortgage Company, a New York limited partnership, as seller (the “Seller”).

Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of January 1, 2020 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (in such capacity, the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as general special servicer (in such capacity, a “Special Servicer”), CWCapital Asset Management LLC, as Starwood special servicer (a “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and as trustee (in such capacity, the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other commercial mortgage loans and the trust subordinate companion loan, to a trust fund and certificates and the Pooled RR Interest representing ownership interests in the Mortgage Loans, together with the other commercial mortgage loans and the trust subordinate companion loan, will be issued by a New York common law trust (the “Trust”). In exchange for the Mortgage Loans and the other mortgage loans and the trust subordinate companion loan, the Trust will issue to, or at the direction of the Depositor, certificates to be known as GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 (collectively, the “Certificates”) and the Pooled RR Interest will be created pursuant to the Pooling and Servicing Agreement. For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and “Mortgaged Properties” refers to the properties securing such Mortgage Loans. Notwithstanding anything to the contrary herein, each of the Mortgage Loans identified on Exhibit B to the Pooling and Servicing Agreement as “1633 Broadway” (the “1633 Broadway Mortgage Loan”) and “650 Madison Avenue” (the “650 Madison Avenue Mortgage Loan”) is a Joint Mortgage Loan with respect to the Seller. The 1633 Broadway Mortgage Loan is part of a Whole Loan that was co-originated by the Seller, DBR Investments Co. Limited, Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association. The 650 Madison Avenue Mortgage Loan is part of a Whole Loan that was co-originated by the Seller, Citi Real Estate Funding Inc., Barclays Capital Real Estate Inc. and BMO Harris Bank N.A. The Seller is only selling to the Purchaser the related Mortgage Note(s) in favor of the Seller (or one of its affiliates) and its successors and assigns in the original principal amount of $45,000,000 with respect to the 1633 Broadway Mortgage Loan, representing the 75% pari passu interest of the Seller in the 1633 Broadway Mortgage Loan, and $25,000,000 with respect to the 650 Madison Avenue Mortgage Loan, representing the 50% pari passu interest of the Seller in the 650 Madison Avenue Mortgage Loan (and only such Mortgage Note(s) will constitute a “Mortgage Loan” or “Mortgage Note(s)” hereunder).

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1        Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein), (subject to the rights of the holders of interests in any related Companion Loans) all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, (excluding payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of the holders of interests in any related Companion Loans) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holders of any related Companion Loans) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in any related Companion Loans) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Mortgage Loans related to the Whole Loans pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Mortgage Loans related to Whole Loans) in, to and under the related Co-Lender Agreements (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as a Companion Loan Holder). The Purchaser will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of January 10, 2020 (the “Underwriting Agreement”), among the Depositor, Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with GS&Co., CGMI, DBSI and Academy, the “Underwriters”); (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (the “Private Certificates”) to GS&Co., CGMI, DBSI, Academy and Drexel as the initial purchasers (the “Initial Purchasers” and, collectively with the Underwriters, the “Dealers”) specified in the certificate purchase agreement, dated as of January 10, 2020 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers and (iii) the Class SW-A, Class SW-B, Class SW-C and Class SW-D Certificates (the “Loan-Specific Certificates”) to GS&Co. and DBSI (the “Loan-Specific Initial Purchasers”) specified in the loan-specific certificate purchase agreement, dated as of January 24, 2020 (the “Loan-Specific Certificate Purchase Agreement”) among the Depositor and the Loan-Specific Initial Purchasers.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall (i) transfer the Pooled RR Interest to the Seller or at the Seller’s direction and (ii) pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction that sum set forth in the funding schedule executed by the Seller and the Purchaser relating to the sale of the Mortgage Loans contemplated hereby (but subject to certain post-settlement adjustments for expenses incurred by the Underwriters and the Initial Purchasers on behalf of the Depositor and for which the Seller is specifically responsible). The Seller hereby directs the Purchaser to transfer the Pooled RR Interest directly to Goldman Sachs Bank USA.

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2        Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders and the Pooled RR Interest Owner) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

SECTION 3        Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver to or deposit with (or cause to be delivered to or deposited with) the Custodian (on behalf of the Trustee), with copies to be delivered to the Master Servicer (other than with respect to any Non-Serviced Mortgage Loan), on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian and the Master Servicer with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the

Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to a Non-Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to hold, the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable the related Serviced Companion Noteholder, and shall cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder.

Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver one (1) PDF and ten (10) originals of a power of attorney substantially in the form of Exhibit F hereto to each of the Master Servicer and the applicable Special Servicer, that permits such parties to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

Notwithstanding anything to the contrary contained herein, with respect to any Joint Mortgage Loan, the obligations of each of the Seller and any other seller with respect to such Joint Mortgage Loan (an “Other Seller”) to deliver a Mortgage Note to the Custodian shall be limited to delivery of only the Mortgage Note(s) held by such party to the Custodian. With respect to any Joint Mortgage Loan, the obligations of the Seller and any Other Seller to deliver the remaining portion of the related Mortgage File or any document required to be delivered with respect thereto shall be joint and several, provided that either of the Seller or any Other Seller may deliver one Mortgage File or one of any other document required to be delivered with respect to such Joint Mortgage Loan hereunder, and such delivery shall satisfy such delivery requirements for the Mortgage Loan Seller and each such Other Seller.

(b)               [Reserved.]

(c)               Except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, the Seller shall deliver to and deposit (or cause to be delivered to and deposited) with the Master Servicer within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans (other than any Non-Serviced Mortgage Loan) or the related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and the related Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and the related Serviced Companion Loans or holders of interests therein and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans or any related Serviced Companion Loans, together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or to the related Serviced Companion Loans, provided that that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(d)               With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the applicable Special Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

SECTION 4        Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5        Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)               except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan it shall record and file, or cause a third party on its behalf to record and file, in the appropriate public recording office for real property records or UCC Financing Statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), each related Assignment of Mortgage and assignment of assignment of leases, rents and profits and each related UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording and filing of, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian or a third party on the Seller’s behalf has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian or such third party (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)               as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3), (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or Assignment of Assignment of Leases, the Seller shall obtain therefrom and deliver to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)               it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders, the Pooled RR Interest Owner and/or the related Companion Holder;

(d)               the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)               if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information in the Prospectus, dated January 16, 2020 relating to the Public Certificates, the annexes and exhibits thereto and any electronic media delivered therewith, or the Offering Circular, dated January 16, 2020 relating to the Private Certificates, the annexes and exhibits thereto and any electronic media delivered therewith (collectively, the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering

Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of January 10, 2020, among the Underwriters, the Initial Purchasers, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)                for so long as the Trust (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) is subject to the reporting requirements of the Exchange Act, the Seller shall (i) provide the Depositor (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant; and (ii) reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor, the master servicer and the certificate administrator of such securitization), upon the reasonable request of such party, by providing all Mortgage Loan related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of such request and necessary for the ongoing compliance by the Depositor and the Trust (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(g)               within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)               promptly upon completion or such delivery of the Diligence Files, but in no event later than sixty (60) days after the Closing Date, the Seller shall provide (which may be by email) the Depositor (with a copy, which may be sent by email, to the Master Servicer, the applicable Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Holder, the Asset Representations Reviewer and the Operating Advisor), to the addresses for notices and/or email addresses provided in the notice provision of the Pooling and Servicing Agreement, with a certification by an authorized officer of the Seller, substantially in the form of Exhibit E to this Agreement, that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Intralinks Site constitutes all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(i)                 upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Delinquent Mortgage Loan), the Seller shall provide to the Asset Representations Reviewer promptly, but in no event later than ten (10) Business Days after receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer relating to each Delinquent Mortgage Loan to enable the Asset Representations Reviewer to complete any Test for a Delinquent Mortgage Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)                 upon the completion of an Asset Review with respect to each Delinquent Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance less than $20,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $20,000,000, but less than $40,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $40,000,000 (provided that with respect to any Joint Mortgage Loan, any such fee paid by the Seller will be equal to the Seller’s Mortgage Loan Seller Percentage Interest multiplied by the fee for the entire Joint Mortgage Loan), in each case within 60 days of such written request by the Asset Representations Reviewer;

(k)               if the preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the preliminary Asset Review Report to remedy or otherwise refute the Test failure indicated in the preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the preliminary Asset Review Report, the Seller shall provide any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test, in any such case to the Asset Representations Reviewer;

(l)                 the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)             the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to Sections 5(g) and 5(j) this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(n)               with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of a Non-Serviced Whole Loan, (x) in the event that the Closing Date occurs prior to the closing date of the related Non-Serviced Securitization, the Seller shall provide (or cause to be provided) to the Depositor and the Trustee (1) written notice in a timely manner of (but no later than three Business Days prior to) the closing of such Non-Serviced Securitization, and (2) no later than one Business Day after the closing date of such Non-Serviced Securitization, a copy of the Non-Serviced Pooling Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing of the Non-Serviced Securitization, the Seller shall provide, or cause the Other Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Non-Serviced Pooling Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (1) two Business Days prior to the Closing Date and (2) one Business Day after the closing date of such Non-Serviced Securitization (but no later than one Business Day prior to the Closing Date);

(o)               with respect to the Companion Loans related to any Mortgage Loans, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the Seller as holder of such Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller;

(p)               in the event that the Seller determines that (i) a Third-Party Purchaser no longer complies with one or more of the requirements of §244.7(b)(1), §244.7(b)(3), §244.7(b)(4), §244.7(b)(5) or §244.7(b)(8) of the Risk Retention Rule or (ii) a Holder of the Class RR Certificates no longer complies with one or more of the requirements of §244.11(a)(1) or §244.11(a)(3) of the Risk Retention Rule, then the Seller shall promptly notify, or cause to be notified, the Certificate Administrator in writing of such noncompliance, and the Certificate Administrator will be required under the Pooling and Servicing Agreement to make any such notice available to Privileged Persons via the Certificate Administrator’s Website; and

(q)               unless the Seller has already disclosed or caused to be disclosed such information on a Form 8-K, on or prior to the date that is two (2) Business Days prior to the first Distribution Date, the Seller shall deliver, or cause to be delivered, to the Certificate Administrator the disclosure required pursuant to §244.4(c)(1)(ii) of the Risk Retention Rule, and the Certificate Administrator will be required under the Pooling and Servicing Agreement to make any such disclosure available to Privileged Persons via the Certificate Administrator’s Website.

SECTION 6        Representations and Warranties.

(a)               The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)                 The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)              Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)            The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)             There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)               The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)             No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)          The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)        Except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans and a comparison of information relating to underwriting of the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain) any “third-party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ) any third-party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents.  The Seller further represents and warrants that no portion of the Accountant’s Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 6(a)(viii).

(b)               The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)                 The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)              Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)            The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)             There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)               The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)             No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Securities and Exchange Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchasers at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Securities and Exchange Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)               The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement with respect to each Mortgage Loan, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement.

(d)               Pursuant to the Pooling and Servicing Agreement, if the Depositor, the Master Servicer, the applicable Special Servicer, the Trustee, the Certificate Administrator or the Operating Advisor (solely in its capacity as operating advisor) discovers (without implying any duty of such person to make, or to attempt to make, such a discovery) or receives notice alleging (A) that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or (B) a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”), then such party is required to give prompt written notice thereof to the Seller.

(e)               Pursuant to the Pooling and Servicing Agreement, the Master Servicer (with respect to Non-Specially Serviced Mortgage Loans) or the applicable Special Servicer (with respect to Specially Serviced Mortgage Loans) is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan or any related REO Property or the interests of the Trustee or the Certificateholders and the Pooled RR Interest Owner therein or causes any Mortgage Loan to fail to be a Qualified Mortgage (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). The Master Servicer or the applicable Special Servicer may (but will not be obligated to) consult with the Master Servicer or the applicable

Special Servicer regarding any determination of a Material Defect for a Non-Specially Serviced Mortgage Loan. If such Document Defect or Breach has been determined to be a Material Defect, then the Master Servicer or the applicable Special Servicer that made such determination will be required to give prompt written notice thereof to the Seller, the other parties to the Pooling and Servicing Agreement and (for so long as no Consultation Termination Event is continuing) the Directing Holder. Promptly upon becoming aware of any such Material Defect (including through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of (a) the earlier of the Seller’s discovery or receipt of notice of, and receipt of a demand to take action with respect to, such Material Defect or (b) in the case of a Material Defect relating to a Mortgage Loan not being a Qualified Mortgage, any party’s discovery of such Material Defect (such 90-day period, the “Initial Cure Period”), (i) cure such Material Defect in all material respects (which cure shall include payment of any losses and Additional Trust Expenses associated therewith, including the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan), (ii) repurchase the affected Mortgage Loan or REO Loan (or the Trust’s interest therein with respect to any Mortgage Loan that is part of a Whole Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account or (iii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the related Whole Loans, for which no substitution shall be permitted) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if (i) such Material Defect is capable of being cured but not within such Initial Cure Period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such Initial Cure Period, then the Seller shall have an additional 90 days (such additional 90 day period, the “Extended Cure Period”) to complete such cure, or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above (it being understood and agreed that, in connection with the Seller’s receiving such Extended Cure Period, the Seller shall deliver an Officer’s Certificate to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator setting forth the reasons such Material Defect was not cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure of such Material Defect and stating that the Seller anticipates that such Material Defect will be cured within such Extended Cure Period); and provided, further, that, if any such Material Defect is still not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase or substitution obligations in respect of such Document Defect so long as the Seller certifies to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced, and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust, after the related Cut-off Date through, but not including, the related date of repurchase or substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Seller effecting the related repurchase or substitution within two (2) Business Days following receipt of properly identified and available funds constituting such Periodic Payment. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes.

No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect shall relieve the Seller of its obligation to repurchase the related Mortgage Loan (if it is otherwise required to do so under this Agreement) unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the custodian’s exception report) and such delay precludes the Seller from curing such Material Defect and (iii) provided that the Seller is afforded a cure period of 90 days from the Seller’s receipt of notice thereof, such Material Defect did not relate to a Mortgage Loan not being a Qualified Mortgage as described in this section. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre or fitness center (operated by a Mortgagor), then the failure to deliver to the Custodian copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a Material Defect.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in the related Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed

Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in the related Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective related Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee and the Certificate Administrator an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8), (18) and (19) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third-party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Enforcing Servicer, on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing, with the consent of the Directing Holder) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

With respect to any Non-Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) exists under the related Non-Serviced Pooling Agreement with respect to the related Non-Serviced Companion Loan included in the related Non-Serviced Securitization, and such Non-Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Non-Serviced Securitization as a result of such “material document defect” (as such term or any analogous term is defined in such Non-Serviced Pooling Agreement), then the Seller shall repurchase such Non-Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) related solely to the promissory note for such Non-Serviced Companion Loan.

(f)                In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the applicable Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all escrows and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Mortgage Loan by the Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

(g)               The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)               Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, repurchase, or substitute for, any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)                 The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a 15Ga-1 Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any 15Ga-1 Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a 15Ga-1 Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such 15Ga-1 Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the 15Ga-1 Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the 15Ga-1 Repurchase Request (as asserted in the 15Ga-1 Repurchase Request) or (y) any rejection or dispute of a 15Ga-1 Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission pursuant to Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no 15Ga-1 Notice Provider will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.03(b) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(b) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any 15Ga-1 Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 001798388.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

(j)                 Notwithstanding anything to the contrary herein, the Seller’s obligation in respect of a Material Defect with respect to a Joint Mortgage Loan shall be solely in respect of the Seller’s pro rata share of such Joint Mortgage Loan based on the Seller’s Mortgage Loan Seller Percentage Interest as of the date hereof in such Joint Mortgage Loan.

(k)               If the Mortgage Note or Mortgage Notes with respect to a Joint Mortgage Loan in favor of the Seller and its successors and assigns are repurchased or replaced by the Seller pursuant to this Section 6, and any other related mortgage notes evidencing such Joint Mortgage Loan are not repurchased or replaced by any Other Seller and any such mortgage note remains in the Trust, then the Seller and the Purchaser hereby agree that (i) the provisions in Section 3.35 of the Pooling and Servicing Agreement and the related Co-Lender Agreement shall govern the servicing and administration of such Joint Mortgage Loan as if (a) the remaining mortgage notes in the Trust were collectively a “Mortgage Loan” (as defined in the Pooling and Servicing Agreement) and (b) each repurchased Mortgage Note were a Serviced Pari Passu Companion Loan (or, if the Joint Mortgage Loan was a Non-Serviced Mortgage Loan, a Non-Serviced Pari Passu Companion Loan), (ii) the Seller and its successors and assigns in respect of such repurchased or replaced Mortgage Note shall be bound by such Section 3.35 as if it were a party to the Pooling and Servicing Agreement and (iii) the Seller and its successors and assigns shall from time to time (as may be necessary) deliver to the Master Servicer or the applicable Special Servicer, as applicable, the Mortgage Loan documents constituting or related to any applicable Mortgage Note repurchased by it, any requests for release and any court pleadings, requests for trustee’s sale or other documents necessary to the foreclosure or trustee’s sale in respect of the related Mortgaged Property or to any legal action or to enforce any other remedies or rights provided by the related Mortgage Note or Mortgage or otherwise available at law or equity with respect to the related Mortgage Note.

SECTION 7        Review of Mortgage File. The Purchaser shall require the Certificate Administrator pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8        Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)               Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)               The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)               The Purchaser shall have received the following additional closing documents:

(i)                 copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)              a certificate, dated not earlier than thirty (30) days prior to the Closing Date, of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

(iii)            an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers and each Rating Agency;

(iv)             an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers and each Rating Agency; and

(v)               a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular or the Final Offering Circular, (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus, the Preliminary Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) the Seller Information (as defined in the Indemnification Agreement) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)               The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(e)               The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)                The Seller shall furnish the Purchaser, the Underwriters, the Initial Purchasers with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9        Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10    Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular and

any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular, and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; and (x) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, as counsel to the Underwriters and the Initial Purchasers.

If the Seller elects to exercise its rights under Section 11.15 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, applicable Special Servicer and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 11.15 of the Pooling and Servicing Agreement.

SECTION 11    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15    No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third-party except as expressly set forth in Section 6 and Section 16.

SECTION 16    Assignment. (a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)               The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 5(g), 5(h), 5(i) and 5(j) of this Agreement.

SECTION 17    Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by electronic transmission to it at 200 West Street, New York, New York 10282, to the attention of Leah Nivison, email: leah.nivison@gs.com, with a copy to: Brian Bolton, email: brian.a.bolton@gs.com and gs-refgsecuritization@gs.com, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Goldman Sachs Mortgage Company, 200 West Street, New York, New York 10282, to the attention of Leah Nivison, email: leah.nivison@gs.com, with a copy to: Brian Bolton, email: brian.a.bolton@gs.com and gs-refgsecuritization@gs.com and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18    Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19    Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20    Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21    No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third-party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22    Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23    Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

SECTION 24    Recognition of U.S. Special Resolution Regimes.

(a)               In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(b)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 25    Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(a)               Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 24, the parties to this Agreement expressly acknowledge and agree that no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to an Insolvency Proceeding, except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

“Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES CORPORATION II, a Delaware corporation

By:	/s/ Leah Nivison
	Name:	Leah Nivison
	Title:	Chief Executive Officer

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership
By:	/s/ Leah Nivison
	Name:	Leah Nivison
	Title:	Authorized Signatory

GSMS 2020-GC45 - GSMC MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address
1	3, 4, 5	32828570	1633 Broadway	PGREF I 1633 Broadway Tower, L.P. and PGREF I 1633 Broadway Land, L.P.	1633 Broadway
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	Route 146 Millbury Property LLC	70 Worcester Providence Turnpike
10	3, 5	32907856	90 North Campus	90 North Property Company LLC	3076, 3156, 3255 & 3265 160th Avenue Southeast
13	8, 9	28445837	Storage Rentals of America Portfolio	Southern Self Storage Elite, LLC, Storage Rentals of America Elite Winn Avenue, LLC, Storage Rentals of America Elite Bypass Road, LLC, Storage Rentals of America Elite Frankfort, LLC, Storage Rentals of America Elite Russellville Road, LLC, Storage Rentals of America Elite Anderson, LLC, Storage Rentals of America Elite Florence, LLC, Storage Rentals of America Elite Greer I, LLC, Storage Rentals of America Elite Litton Drive, LLC, Storage Rentals of America Elite Atlantic, LLC, Storage Rentals of America Elite Georgetown, LLC, Storage Rentals of America Elite Nicholasville, LLC and SROA Franklin I, LLC
13.01		28445837	Nicholasville		137 Imperial Way
13.02		28445837	Palm Beach Gardens		7000 North Military Trail
13.03		28445837	Beaufort		10 Self Storage Road and 45 & 90 Laurel Bay Road
13.04		28445837	Greer		2276 North Highway 101
13.05		28445837	Frankfort		811 Oakmont Lane
13.06		28445837	Anderson		616 Pearman Dairy Road
13.07		28445837	Georgetown		135 Connector Road
13.08		28445837	Bypass Road		1320 Bypass Road
13.09		28445837	Litton Drive		150 Litton Drive
13.10		28445837	Hampton		601 Elm Street West and 105 & 271 Third Street
13.11		28445837	Florence		1309 East Howe Springs Road
13.12		28445837	Bowling Green		5650 Russellville Road
13.13		28445837	Winn Avenue		261 Winn Avenue
13.14		28445837	Parris Island		649 Parris Island Gateway
13.15		28445837	Franklin		1457 Nashville Road
16	10	28155695	The Lincoln	711, LLC	701-709 North High Street
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	NM PCI, L.P.
18.01		2833422	3001 Red Lion Road		3001 Red Lion Road
18.02		2833422	4536 & 4545 Assembly Drive		4536 & 4545 Assembly Drive
18.03		2833422	6166 Nancy Ridge Drive		6166 Nancy Ridge Drive
18.04		2833422	6146 Nancy Ridge Drive		6146 Nancy Ridge Drive
18.05		2833422	1635 & 1639 New Milford School Road		1635 & 1639 New Milford School Road
19		28389406	Magnolia Parc	CEAI Magnolia Parc, LLC	8000 Perry Street
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	PCDF Properties, LLC
21.01		33180051	Rayford Square		107 Rayford Road
21.02		33180051	Spring Town Center		21212 & 21334 Kuykendahl Road
21.03		33180051	Tomball Town Center		14420 FM 2920
21.04		33180051	Broadmoor Village		930 West Centerville Road
21.05		33180051	Winchester Town Center		9344 Jones Road
21.06		33180051	Broadway Center		2125 South Broadway Avenue
21.07		33180051	Mission		122 South Shary Road
21.08		33180051	Copperfield Central		6860 Highway 6 North
21.09		33180051	Silverlake		10201 Broadway Street
21.10		33180051	Victoria		7002 Northeast Zac Lentz Parkway
21.11		33180051	Baybrook Marketplace		1805 West Bay Area Boulevard
21.12		33180051	Alvin II		252 North Bypass 35
21.13		33180051	Jones Tomball Parkway - 249		21542 State Highway 249
21.14		33180051	Alvin		162 North Bypass 35
21.15		33180051	Greens Landing		10701 North Freeway
25	3, 18, 19	27917917	19100 Ridgewood	Maratonio Property LLC	19100 Ridgewood Parkway
26	20, 21	30866256	Northport Industrial Portfolio	CPF Northport Loop I, LLC and CPF Northport Loop II, LLC
26.01		30866256	45365-45395 Northport Loop West		45365-45395 Northport Loop West

1 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address
26.02		30866256	45738-45778 Northport Loop West		45738-45778 Northport Loop West
27		30866255	Shops at Blue Bell	Blue Bell MZL LLC	1760 Dekalb Pike
28		28389185	BJ’s Wholesale Club - Bowie	HG Bowie Realty LLC	16520 Ballpark Road
29	3	28205946	Cobb Place	Cobb Place Property, LLC	840 Ernest W Barrett Parkway Northwest
32		28400597	Daybreak Trail Crossing	WDG Trail Crossing, LLC	5462 West Daybreak Parkway
33		28304346	Trade Centre Portfolio	Trade Centre Avenue Portfolio, LLC	2400, 2410, 2420 & 2500 Trade Centre Avenue
34	22, 23	32777393	Bell Oaks Centre	MO Newburgh, LLC	8301-8437 Bell Oaks Drive
36		32680689	3700 Vanowen Street	CPF Vanowen Associates, LLC	3700 Vanowen Street
38	24	32944750	Martin Brower Phoenix Distribution Center	5516 West Buchanan Street Owner, LLC	5516-5524 West Buchanan Street
40		33180051	Audubon Cove	SM-Audubon, LLC	506 Holly Hills Road
44		33149952	Tharp Portfolio	Don's Legacy IV, L.L.C.
44.01		33149952	Stones Crossing		2800 South State Road 135
44.02		33149952	Danville Retail Shoppes		647, 671 & 691 East Main Street
44.03		33149952	Starbucks Crawfordsville		1502 South Washington Street
44.04		33149952	Big O Tires		540 South State Road 67
44.05		33149952	Crawfordsville Retail		1575 US Highway 231
47		33324315	PW Shoe Lofts	PW Ridgehouse, LLC	3433 Locust Street

2 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	City	State	County	Zip Code	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Maturity Date / ARD
1	3, 4, 5	32828570	1633 Broadway	New York	New York	New York	10019	2.99000%	2.97854%	60,000,000.00	60,000,000.00	120	119	12/6/2029
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	Millbury	Massachusetts	Worcester	01527	3.84430%	3.83284%	50,000,000.00	50,000,000.00	120	118	11/6/2029
10	3, 5	32907856	90 North Campus	Bellevue	Washington	King	98008	3.73200%	3.71929%	50,000,000.00	50,000,000.00	120	119	12/6/2029
13	8, 9	28445837	Storage Rentals of America Portfolio					3.58000%	3.56729%	41,275,000.00	41,275,000.00	120	118	11/6/2029
13.01		28445837	Nicholasville	Nicholasville	Kentucky	Jessamine	40356
13.02		28445837	Palm Beach Gardens	Palm Beach Gardens	Florida	Palm Beach	33410
13.03		28445837	Beaufort	Beaufort	South Carolina	Beaufort	29906
13.04		28445837	Greer	Greer	South Carolina	Greenville	29651
13.05		28445837	Frankfort	Frankfort	Kentucky	Franklin	40601
13.06		28445837	Anderson	Anderson	South Carolina	Anderson	29625
13.07		28445837	Georgetown	Georgetown	Kentucky	Scott	40324
13.08		28445837	Bypass Road	Winchester	Kentucky	Clark	40391
13.09		28445837	Litton Drive	Lexington	South Carolina	Lexington	29073
13.10		28445837	Hampton	Hampton	South Carolina	Hampton	29924
13.11		28445837	Florence	Florence	South Carolina	Florence	29505
13.12		28445837	Bowling Green	Bowling Green	Kentucky	Warren	42101
13.13		28445837	Winn Avenue	Winchester	Kentucky	Clark	40391
13.14		28445837	Parris Island	Beaufort	South Carolina	Beaufort	29906
13.15		28445837	Franklin	Franklin	Kentucky	Simpson	42134
16	10	28155695	The Lincoln	Columbus	Ohio	Franklin	43215	4.24000%	4.20729%	37,000,000.00	37,000,000.00	120	118	11/6/2029
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio					3.37900%	3.36754%	35,000,000.00	35,000,000.00	120	118	11/6/2029
18.01		2833422	3001 Red Lion Road	Philadelphia	Pennsylvania	Philadelphia	19114
18.02		2833422	4536 & 4545 Assembly Drive	Rockford	Illinois	Winnebago	61109
18.03		2833422	6166 Nancy Ridge Drive	San Diego	California	San Diego	92121
18.04		2833422	6146 Nancy Ridge Drive	San Diego	California	San Diego	92121
18.05		2833422	1635 & 1639 New Milford School Road	Rockford	Illinois	Winnebago	61109
19		28389406	Magnolia Parc	Overland Park	Kansas	Johnson	66204	4.61600%	4.58329%	32,000,000.00	32,000,000.00	120	118	11/6/2029
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio					3.59500%	3.57229%	30,000,000.00	30,000,000.00	120	120	1/6/2030
21.01		33180051	Rayford Square	Spring	Texas	Montgomery	77386
21.02		33180051	Spring Town Center	Spring	Texas	Harris	77379
21.03		33180051	Tomball Town Center	Tomball	Texas	Harris	77377
21.04		33180051	Broadmoor Village	Garland	Texas	Dallas	75041
21.05		33180051	Winchester Town Center	Houston	Texas	Harris	77065
21.06		33180051	Broadway Center	Tyler	Texas	Smith	75701
21.07		33180051	Mission	Mission	Texas	Hidalgo	78572
21.08		33180051	Copperfield Central	Houston	Texas	Harris	77084
21.09		33180051	Silverlake	Pearland	Texas	Brazoria	77584
21.10		33180051	Victoria	Victoria	Texas	Victoria	77904
21.11		33180051	Baybrook Marketplace	Webster	Texas	Harris	77598
21.12		33180051	Alvin II	Alvin	Texas	Brazoria	77511
21.13		33180051	Jones Tomball Parkway - 249	Houston	Texas	Harris	77070
21.14		33180051	Alvin	Alvin	Texas	Brazoria	77511
21.15		33180051	Greens Landing	Houston	Texas	Harris	77037
25	3, 18, 19	27917917	19100 Ridgewood	San Antonio	Texas	Bexar	78259	3.65000%	3.63729%	20,000,000.00	20,000,000.00	120	116	9/6/2029
26	20, 21	30866256	Northport Industrial Portfolio					3.83700%	3.82429%	19,938,750.00	19,938,750.00	120	119	12/6/2029
26.01		30866256	45365-45395 Northport Loop West	Fremont	California	Alameda	94538

3 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	City	State	County	Zip Code	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Maturity Date / ARD
26.02		30866256	45738-45778 Northport Loop West	Fremont	California	Alameda	94538
27		30866255	Shops at Blue Bell	Blue Bell	Pennsylvania	Montgomery	19422	3.63400%	3.59129%	19,460,000.00	19,460,000.00	120	119	12/6/2029
28		28389185	BJ’s Wholesale Club - Bowie	Bowie	Maryland	Prince George's	20716	3.69730%	3.65459%	18,525,000.00	18,525,000.00	120	118	11/6/2029
29	3	28205946	Cobb Place	Kennesaw	Georgia	Cobb	30144	3.54200%	3.52054%	15,000,000.00	15,000,000.00	84	82	11/6/2026
32		28400597	Daybreak Trail Crossing	South Jordan	Utah	Salt Lake	84009	4.42630%	4.37359%	12,600,000.00	12,567,853.87	120	118	11/6/2029
33		28304346	Trade Centre Portfolio	Longmont	Colorado	Boulder	80503	3.61400%	3.60129%	11,570,000.00	11,570,000.00	120	118	11/6/2029
34	22, 23	32777393	Bell Oaks Centre	Newburgh	Indiana	Warrick	47630	3.68500%	3.67229%	10,719,125.00	10,719,125.00	120	119	12/6/2029
36		32680689	3700 Vanowen Street	Burbank	California	Los Angeles	91505	4.03700%	4.02429%	10,050,000.00	10,050,000.00	120	119	12/6/2029
38	24	32944750	Martin Brower Phoenix Distribution Center	Phoenix	Arizona	Maricopa	85043	3.51500%	3.50229%	9,600,000.00	9,600,000.00	120	119	12/6/2029
40		33180051	Audubon Cove	Columbus	Mississippi	Lowndes	39705	4.20100%	4.18829%	9,500,000.00	9,500,000.00	120	120	1/6/2030
44		33149952	Tharp Portfolio					4.15100%	4.08829%	7,600,000.00	7,590,217.72	120	119	12/6/2029
44.01		33149952	Stones Crossing	Greenwood	Indiana	Johnson	46143
44.02		33149952	Danville Retail Shoppes	Danville	Indiana	Hendricks	46122
44.03		33149952	Starbucks Crawfordsville	Crawfordsville	Indiana	Montgomery	47933
44.04		33149952	Big O Tires	Mooresville	Indiana	Morgan	46158
44.05		33149952	Crawfordsville Retail	Crawfordsville	Indiana	Montgomery	47933
47		33324315	PW Shoe Lofts	Saint Louis	Missouri	Saint Louis City	63103	4.43000%	4.41729%	6,240,000.00	6,240,000.00	120	120	1/6/2030

4 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Non-Serviced Primary Servicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller
1	3, 4, 5	32828570	1633 Broadway	0	0	151,576.39	0.00250%	0.00125%	Actual/360	Fee Simple	NAP	GSBI, JPMCB, DBRI, WFB	GSMC, GACC
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	360	360	234,241.39	0.00250%	0.00125%	Actual/360	Fee Simple	NAP	GSBI	GSMC
10	3, 5	32907856	90 North Campus	0	0	157,659.72	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
13	8, 9	28445837	Storage Rentals of America Portfolio	0	0	124,847.32	0.00500%	0.00000%	Actual/360		NAP	GSBI	GSMC
13.01		28445837	Nicholasville							Fee Simple
13.02		28445837	Palm Beach Gardens							Fee Simple
13.03		28445837	Beaufort							Fee Simple
13.04		28445837	Greer							Fee Simple
13.05		28445837	Frankfort							Fee Simple
13.06		28445837	Anderson							Fee Simple
13.07		28445837	Georgetown							Fee Simple
13.08		28445837	Bypass Road							Fee Simple
13.09		28445837	Litton Drive							Fee Simple
13.10		28445837	Hampton							Fee Simple
13.11		28445837	Florence							Fee Simple
13.12		28445837	Bowling Green							Fee Simple
13.13		28445837	Winn Avenue							Fee Simple
13.14		28445837	Parris Island							Fee Simple
13.15		28445837	Franklin							Fee Simple
16	10	28155695	The Lincoln	360	360	181,801.22	0.02500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	0	0	99,922.97	0.00250%	0.00125%	Actual/360		NAP	GSBI	GSMC
18.01		2833422	3001 Red Lion Road							Fee Simple
18.02		2833422	4536 & 4545 Assembly Drive							Fee Simple
18.03		2833422	6166 Nancy Ridge Drive							Fee Simple
18.04		2833422	6146 Nancy Ridge Drive							Fee Simple
18.05		2833422	1635 & 1639 New Milford School Road							Fee Simple
19		28389406	Magnolia Parc	360	360	164,352.32	0.02500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	0	0	91,123.26	0.01500%	0.00000%	Actual/360		NAP	GSBI	GSMC
21.01		33180051	Rayford Square							Fee Simple
21.02		33180051	Spring Town Center							Fee Simple
21.03		33180051	Tomball Town Center							Fee Simple
21.04		33180051	Broadmoor Village							Fee Simple
21.05		33180051	Winchester Town Center							Fee Simple
21.06		33180051	Broadway Center							Fee Simple
21.07		33180051	Mission							Fee Simple
21.08		33180051	Copperfield Central							Fee Simple
21.09		33180051	Silverlake							Fee Simple
21.10		33180051	Victoria							Fee Simple
21.11		33180051	Baybrook Marketplace							Fee Simple
21.12		33180051	Alvin II							Fee Simple
21.13		33180051	Jones Tomball Parkway - 249							Fee Simple
21.14		33180051	Alvin							Fee Simple
21.15		33180051	Greens Landing							Fee Simple
25	3, 18, 19	27917917	19100 Ridgewood	0	0	61,678.24	0.00250%	0.00250%	Actual/360	Fee Simple	NAP	GSBI	GSMC
26	20, 21	30866256	Northport Industrial Portfolio	0	0	64,639.63	0.00500%	0.00000%	Actual/360		NAP	GSBI	GSMC
26.01		30866256	45365-45395 Northport Loop West							Fee Simple

5 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Non-Serviced Primary Servicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller
26.02		30866256	45738-45778 Northport Loop West							Fee Simple
27		30866255	Shops at Blue Bell	0	0	59,749.86	0.03500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
28		28389185	BJ’s Wholesale Club - Bowie	360	360	85,239.14	0.03500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
29	3	28205946	Cobb Place	360	360	67,708.87	0.00250%	0.01125%	Actual/360	Fee Simple	NAP	GSBI	GSMC
32		28400597	Daybreak Trail Crossing	360	358	63,291.77	0.04500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
33		28304346	Trade Centre Portfolio	0	0	35,328.94	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
34	22, 23	32777393	Bell Oaks Centre	360	360	49,247.41	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
36		32680689	3700 Vanowen Street	0	0	34,279.46	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
38	24	32944750	Martin Brower Phoenix Distribution Center	0	0	28,510.56	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
40		33180051	Audubon Cove	360	360	46,462.18	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC
44		33149952	Tharp Portfolio	360	359	36,948.27	0.05500%	0.00000%	Actual/360		NAP	GSBI	GSMC
44.01		33149952	Stones Crossing							Fee Simple
44.02		33149952	Danville Retail Shoppes							Fee Simple
44.03		33149952	Starbucks Crawfordsville							Fee Simple
44.04		33149952	Big O Tires							Fee Simple
44.05		33149952	Crawfordsville Retail							Fee Simple
47		33324315	PW Shoe Lofts	360	360	31,358.16	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	GSBI	GSMC

6 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)
1	3, 4, 5	32828570	1633 Broadway	None	No	$0.00	$0.00	$0.00
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	SDM Holdings LLC, WV Holdings LLC and Raanan Katz	No	$0.00	$0.00	$0.00
10	3, 5	32907856	90 North Campus	Brett Michael Lipman and Farshid Steve Shokouhi	No	$0.00	$0.00	$0.00
13	8, 9	28445837	Storage Rentals of America Portfolio	Benjamin S. Macfarland, III	No	$0.00	$0.00	$0.00
13.01		28445837	Nicholasville
13.02		28445837	Palm Beach Gardens
13.03		28445837	Beaufort
13.04		28445837	Greer
13.05		28445837	Frankfort
13.06		28445837	Anderson
13.07		28445837	Georgetown
13.08		28445837	Bypass Road
13.09		28445837	Litton Drive
13.10		28445837	Hampton
13.11		28445837	Florence
13.12		28445837	Bowling Green
13.13		28445837	Winn Avenue
13.14		28445837	Parris Island
13.15		28445837	Franklin
16	10	28155695	The Lincoln	Mark C. Wood and Michael Schiff	No	$37,604.46	$6,267.41	$0.00
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	New Mountain Net Lease Corporation and New Mountain Net Lease Partners Corporation	No	$0.00	$0.00	$0.00
18.01		2833422	3001 Red Lion Road
18.02		2833422	4536 & 4545 Assembly Drive
18.03		2833422	6166 Nancy Ridge Drive
18.04		2833422	6146 Nancy Ridge Drive
18.05		2833422	1635 & 1639 New Milford School Road
19		28389406	Magnolia Parc	R. Lee Harris and Robert E. Esrey	No	$295,581.51	$15,556.92	$0.00
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	Property Commerce Dividend Fund, LP, S. Jay Williams and Kevin Robins	No	$0.00	$129,230.65	$0.00
21.01		33180051	Rayford Square
21.02		33180051	Spring Town Center
21.03		33180051	Tomball Town Center
21.04		33180051	Broadmoor Village
21.05		33180051	Winchester Town Center
21.06		33180051	Broadway Center
21.07		33180051	Mission
21.08		33180051	Copperfield Central
21.09		33180051	Silverlake
21.10		33180051	Victoria
21.11		33180051	Baybrook Marketplace
21.12		33180051	Alvin II
21.13		33180051	Jones Tomball Parkway - 249
21.14		33180051	Alvin
21.15		33180051	Greens Landing
25	3, 18, 19	27917917	19100 Ridgewood	USRA Net Lease III Capital Corp.	No	$0.00	$0.00	$0.00
26	20, 21	30866256	Northport Industrial Portfolio	Jaime Sohacheski	No	$153,551.97	$17,061.33	$0.00
26.01		30866256	45365-45395 Northport Loop West

7 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)
26.02		30866256	45738-45778 Northport Loop West
27		30866255	Shops at Blue Bell	Daniel Katz and Daniel Kaufthal	No	$47,086.84	$23,543.42	$0.00
28		28389185	BJ’s Wholesale Club - Bowie	HG Bowie Holding LLC	No	$0.00	$0.00	$0.00
29	3	28205946	Cobb Place	WPCM Relative Value Fund I, LLC	No	$107,435.70	$53,717.85	$13,234.33
32		28400597	Daybreak Trail Crossing	Millcreek Partners LLC	No	$17,152.31	$17,152.31	$0.00
33		28304346	Trade Centre Portfolio	John F. Swift	No	$149,211.60	$24,868.50	$0.00
34	22, 23	32777393	Bell Oaks Centre	John I. Silverman	No	$21,287.82	$10,643.91	$0.00
36		32680689	3700 Vanowen Street	Jaime Sohacheski	No	$36,130.59	$4,014.51	$0.00
38	24	32944750	Martin Brower Phoenix Distribution Center	Rodin Global Property Trust, Inc.	No	$0.00	$0.00	$0.00
40		33180051	Audubon Cove	John S. Newsome and John H. Stewart	No	$247,332.87	$19,551.26	$0.00
44		33149952	Tharp Portfolio	Donald J. Tharp	No	$21,263.84	$10,631.70	$10,000.00
44.01		33149952	Stones Crossing
44.02		33149952	Danville Retail Shoppes
44.03		33149952	Starbucks Crawfordsville
44.04		33149952	Big O Tires
44.05		33149952	Crawfordsville Retail
47		33324315	PW Shoe Lofts	Stephen W. Holden, Edward A. Riley, II, as Trustee of the Natalie D. Riley Irrevocable Trust dated May 24, 2016, Marissa G. Mills, as Trustee of the Matthew A. Mills Irrevocable Trust dated September 6, 2013 and Ridgehouse Capital LLC	No	$12,872.98	$6,436.49	$16,790.70

8 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)
1	3, 4, 5	32828570	1633 Broadway	$0.00	$0.00	$0.00	$1,024,604.80	$0.00	$0.00	$5,123,024.00	$0.00	$0.00
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	$0.00	$0.00	$13,117.85	$0.00	$0.00	$114,781.19	$6,000,000.00	$0.00	$0.00
10	3, 5	32907856	90 North Campus	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
13	8, 9	28445837	Storage Rentals of America Portfolio	$0.00	$0.00	$6,710.39	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
13.01		28445837	Nicholasville
13.02		28445837	Palm Beach Gardens
13.03		28445837	Beaufort
13.04		28445837	Greer
13.05		28445837	Frankfort
13.06		28445837	Anderson
13.07		28445837	Georgetown
13.08		28445837	Bypass Road
13.09		28445837	Litton Drive
13.10		28445837	Hampton
13.11		28445837	Florence
13.12		28445837	Bowling Green
13.13		28445837	Winn Avenue
13.14		28445837	Parris Island
13.15		28445837	Franklin
16	10	28155695	The Lincoln	$0.00	$0.00	$1,656.53	$500,000.00	$0.00	$8,333.33	$400,000.00	$0.00	$0.00
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	$0.00	$0.00	$0.00	$311,923.24	$0.00	$0.00	$2,034,282.00	$0.00	$0.00
18.01		2833422	3001 Red Lion Road
18.02		2833422	4536 & 4545 Assembly Drive
18.03		2833422	6166 Nancy Ridge Drive
18.04		2833422	6146 Nancy Ridge Drive
18.05		2833422	1635 & 1639 New Milford School Road
19		28389406	Magnolia Parc	$0.00	$1,000,000.00	$7,291.67	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	$0.00	$0.00	$7,315.23	$0.00	$750,000.00	$0.00	$750,000.00	$0.00	$0.00
21.01		33180051	Rayford Square
21.02		33180051	Spring Town Center
21.03		33180051	Tomball Town Center
21.04		33180051	Broadmoor Village
21.05		33180051	Winchester Town Center
21.06		33180051	Broadway Center
21.07		33180051	Mission
21.08		33180051	Copperfield Central
21.09		33180051	Silverlake
21.10		33180051	Victoria
21.11		33180051	Baybrook Marketplace
21.12		33180051	Alvin II
21.13		33180051	Jones Tomball Parkway - 249
21.14		33180051	Alvin
21.15		33180051	Greens Landing
25	3, 18, 19	27917917	19100 Ridgewood	$0.00	$0.00	$0.00	$0.00	$0.00	$90,127.48	$10,815,297.50	$0.00	$0.00
26	20, 21	30866256	Northport Industrial Portfolio	$0.00	$0.00	$1,804.00	$0.00	$0.00	$0.00	$375,000.00	$0.00	$0.00
26.01		30866256	45365-45395 Northport Loop West

9 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)
26.02		30866256	45738-45778 Northport Loop West
27		30866255	Shops at Blue Bell	$0.00	$0.00	$1,726.33	$75,000.00	$0.00	$8,631.67	$200,000.00	$0.00	$0.00
28		28389185	BJ’s Wholesale Club - Bowie	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
29	3	28205946	Cobb Place	$6,617.17	$0.00	$5,865.83	$0.00	$500,000.00	$20,833.33	$1,250,000.00	$0.00	$0.00
32		28400597	Daybreak Trail Crossing	$0.00	$0.00	$511.04	$30,660.00	$0.00	$3,407.00	$163,532.00	$0.00	$0.00
33		28304346	Trade Centre Portfolio	$0.00	$0.00	$1,369.80	$0.00	$0.00	$6,849.00	$164,000.00	$0.00	$0.00
34	22, 23	32777393	Bell Oaks Centre	$0.00	$60,000.00	$0.00	$60,000.00	$225,000.00	$0.00	$225,000.00	$0.00	$0.00
36		32680689	3700 Vanowen Street	$0.00	$0.00	$663.77	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
38	24	32944750	Martin Brower Phoenix Distribution Center	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
40		33180051	Audubon Cove	$0.00	$0.00	$3,741.33	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
44		33149952	Tharp Portfolio	$0.00	$0.00	$1,401.03	$0.00	$0.00	$4,166.67	$200,000.00	$0.00	$0.00
44.01		33149952	Stones Crossing
44.02		33149952	Danville Retail Shoppes
44.03		33149952	Starbucks Crawfordsville
44.04		33149952	Big O Tires
44.05		33149952	Crawfordsville Retail
47		33324315	PW Shoe Lofts	$2,398.67	$0.00	$859.58	$51,577.00	$0.00	$756.42	$45,385.00	$0.00	$0.00

10 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description
1	3, 4, 5	32828570	1633 Broadway	$0.00	$0.00	$0.00	$0.00	$36,389,727.48	$0.00	Unfunded Obligations Reserve
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	$0.00	$0.00	$0.00	$0.00	$806,128.85	$0.00	Unfunded Obligations Reserve
10	3, 5	32907856	90 North Campus	$15,000.00	$0.00	$0.00	$0.00	$4,312,102.00	$0.00	Sky Bridge Reserve ($3,116,719), Unfunded Obligations Reserve ($1,195,383)
13	8, 9	28445837	Storage Rentals of America Portfolio	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
13.01		28445837	Nicholasville
13.02		28445837	Palm Beach Gardens
13.03		28445837	Beaufort
13.04		28445837	Greer
13.05		28445837	Frankfort
13.06		28445837	Anderson
13.07		28445837	Georgetown
13.08		28445837	Bypass Road
13.09		28445837	Litton Drive
13.10		28445837	Hampton
13.11		28445837	Florence
13.12		28445837	Bowling Green
13.13		28445837	Winn Avenue
13.14		28445837	Parris Island
13.15		28445837	Franklin
16	10	28155695	The Lincoln	$0.00	$0.00	$0.00	$0.00	$2,502,602.81	$0.00	Unfunded Obligations Reserve ($1,436,818.22), JobsOhio Reserve ($1,000,000), Tax Appeal Reserve ($65,784.59)
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
18.01		2833422	3001 Red Lion Road
18.02		2833422	4536 & 4545 Assembly Drive
18.03		2833422	6166 Nancy Ridge Drive
18.04		2833422	6146 Nancy Ridge Drive
18.05		2833422	1635 & 1639 New Milford School Road
19		28389406	Magnolia Parc	$0.00	$0.00	$21,875.00	$0.00	$0.00	$0.00
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	$304,810.00	$0.00	$0.00	$0.00	$343,508.47	$0.00	Unfunded Obligations Reserve
21.01		33180051	Rayford Square
21.02		33180051	Spring Town Center
21.03		33180051	Tomball Town Center
21.04		33180051	Broadmoor Village
21.05		33180051	Winchester Town Center
21.06		33180051	Broadway Center
21.07		33180051	Mission
21.08		33180051	Copperfield Central
21.09		33180051	Silverlake
21.10		33180051	Victoria
21.11		33180051	Baybrook Marketplace
21.12		33180051	Alvin II
21.13		33180051	Jones Tomball Parkway - 249
21.14		33180051	Alvin
21.15		33180051	Greens Landing
25	3, 18, 19	27917917	19100 Ridgewood	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
26	20, 21	30866256	Northport Industrial Portfolio	$0.00	$0.00	$0.00	$0.00	$1,104,429.50	$0.00	Unfunded Obligations Reserve
26.01		30866256	45365-45395 Northport Loop West

11 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description
26.02		30866256	45738-45778 Northport Loop West
27		30866255	Shops at Blue Bell	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
28		28389185	BJ’s Wholesale Club - Bowie	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
29	3	28205946	Cobb Place	$32,587.50	$0.00	$0.00	$0.00	$291,231.00	$0.00	Unfunded Obligations Reserve
32		28400597	Daybreak Trail Crossing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
33		28304346	Trade Centre Portfolio	$0.00	$0.00	$0.00	$0.00	$51,403.53	$0.00	Unfunded Obligations Reserve
34	22, 23	32777393	Bell Oaks Centre	$80,000.00	$0.00	$0.00	$0.00	$222,985.00	$0.00	Free Rent Reserve
36		32680689	3700 Vanowen Street	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
38	24	32944750	Martin Brower Phoenix Distribution Center	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
40		33180051	Audubon Cove	$3,300.00	$0.00	$0.00	$0.00	$55,600.00	$0.00	Prepaid Rent Reserve
44		33149952	Tharp Portfolio	$45,372.80	$0.00	$0.00	$0.00	$88,481.51	$0.00	Unfunded Obligations Reserve
44.01		33149952	Stones Crossing
44.02		33149952	Danville Retail Shoppes
44.03		33149952	Starbucks Crawfordsville
44.04		33149952	Big O Tires
44.05		33149952	Crawfordsville Retail
47		33324315	PW Shoe Lofts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

12 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox
1	3, 4, 5	32828570	1633 Broadway	0	0	Springing	Hard
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	5 days grace, other than the payment due on the Maturity Date	0	Springing	Hard
10	3, 5	32907856	90 North Campus	0	0	Springing	Hard
13	8, 9	28445837	Storage Rentals of America Portfolio	0	0	Springing	Springing
13.01		28445837	Nicholasville
13.02		28445837	Palm Beach Gardens
13.03		28445837	Beaufort
13.04		28445837	Greer
13.05		28445837	Frankfort
13.06		28445837	Anderson
13.07		28445837	Georgetown
13.08		28445837	Bypass Road
13.09		28445837	Litton Drive
13.10		28445837	Hampton
13.11		28445837	Florence
13.12		28445837	Bowling Green
13.13		28445837	Winn Avenue
13.14		28445837	Parris Island
13.15		28445837	Franklin
16	10	28155695	The Lincoln	0	0	Springing	Springing
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio	0	0	Springing	Hard
18.01		2833422	3001 Red Lion Road
18.02		2833422	4536 & 4545 Assembly Drive
18.03		2833422	6166 Nancy Ridge Drive
18.04		2833422	6146 Nancy Ridge Drive
18.05		2833422	1635 & 1639 New Milford School Road
19		28389406	Magnolia Parc	0	0	In Place	Soft
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio	0	0	In Place	Hard
21.01		33180051	Rayford Square
21.02		33180051	Spring Town Center
21.03		33180051	Tomball Town Center
21.04		33180051	Broadmoor Village
21.05		33180051	Winchester Town Center
21.06		33180051	Broadway Center
21.07		33180051	Mission
21.08		33180051	Copperfield Central
21.09		33180051	Silverlake
21.10		33180051	Victoria
21.11		33180051	Baybrook Marketplace
21.12		33180051	Alvin II
21.13		33180051	Jones Tomball Parkway - 249
21.14		33180051	Alvin
21.15		33180051	Greens Landing
25	3, 18, 19	27917917	19100 Ridgewood	0	0	In Place	Hard
26	20, 21	30866256	Northport Industrial Portfolio	0	5 days grace, once per calendar year and three times during the term of the loan	Springing	Springing
26.01		30866256	45365-45395 Northport Loop West

13 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox
26.02		30866256	45738-45778 Northport Loop West
27		30866255	Shops at Blue Bell	0	5 days grace, once per calendar year	Springing	Hard
28		28389185	BJ’s Wholesale Club - Bowie	0	0	Springing	Hard
29	3	28205946	Cobb Place	0	0	In Place	Hard
32		28400597	Daybreak Trail Crossing	0	0	Springing	Hard
33		28304346	Trade Centre Portfolio	0	0	Springing	Springing
34	22, 23	32777393	Bell Oaks Centre	0	0	Springing	Springing
36		32680689	3700 Vanowen Street	0	5 days grace, once per calendar year and three times during the term of the loan	Springing	Springing
38	24	32944750	Martin Brower Phoenix Distribution Center	0	0	Springing	Hard
40		33180051	Audubon Cove	0	0	In Place	Soft
44		33149952	Tharp Portfolio	0	0	Springing	Springing
44.01		33149952	Stones Crossing
44.02		33149952	Danville Retail Shoppes
44.03		33149952	Starbucks Crawfordsville
44.04		33149952	Big O Tires
44.05		33149952	Crawfordsville Retail
47		33324315	PW Shoe Lofts	0	0	Springing	Soft (Residential) / Hard (Nonresidential)

14 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	General Property Type	Prepayment Provision (2)	Units, Rooms, Sq Ft	Unit Description
1	3, 4, 5	32828570	1633 Broadway	Office	Lockout/25_Defeasance/88_0%/7	2,561,512	sf
9	3, 6, 7	28414205	The Shoppes at Blackstone Valley	Retail	Lockout/26_Defeasance/87_0%/7	787,071	sf
10	3, 5	32907856	90 North Campus	Office	Lockout/25_Defeasance/90_0%/5	262,858	sf
13	8, 9	28445837	Storage Rentals of America Portfolio		Lockout/26_Defeasance/90_0%/4	805,058	sf
13.01		28445837	Nicholasville	Self Storage		96,064	sf
13.02		28445837	Palm Beach Gardens	Self Storage		54,216	sf
13.03		28445837	Beaufort	Self Storage		89,461	sf
13.04		28445837	Greer	Self Storage		51,962	sf
13.05		28445837	Frankfort	Self Storage		63,720	sf
13.06		28445837	Anderson	Self Storage		55,375	sf
13.07		28445837	Georgetown	Self Storage		60,371	sf
13.08		28445837	Bypass Road	Self Storage		60,714	sf
13.09		28445837	Litton Drive	Self Storage		43,921	sf
13.10		28445837	Hampton	Self Storage		60,500	sf
13.11		28445837	Florence	Self Storage		29,056	sf
13.12		28445837	Bowling Green	Self Storage		48,120	sf
13.13		28445837	Winn Avenue	Self Storage		34,550	sf
13.14		28445837	Parris Island	Self Storage		21,522	sf
13.15		28445837	Franklin	Self Storage		35,506	sf
16	10	28155695	The Lincoln	Office	Lockout/8_>YM or 1%/107_0%/5	99,392	sf
18	3, 11, 12, 13	2833422	PCI Pharma Portfolio		Lockout/23_>YM or 1%/3_Defeasance or >YM or 1%/90_0%/4	1,356,188	sf
18.01		2833422	3001 Red Lion Road	Industrial		447,000	sf
18.02		2833422	4536 & 4545 Assembly Drive	Industrial		768,400	sf
18.03		2833422	6166 Nancy Ridge Drive	Office		37,583	sf
18.04		2833422	6146 Nancy Ridge Drive	Office		24,785	sf
18.05		2833422	1635 & 1639 New Milford School Road	Industrial		78,420	sf
19		28389406	Magnolia Parc	Multifamily	Lockout/26_Defeasance/90_0%/4	350	Units
21	3, 14, 15, 16, 17	33180051	Property Commerce Portfolio		Lockout/24_>YM or 1%/92_0%/4	438,914	sf
21.01		33180051	Rayford Square	Retail		77,419	sf
21.02		33180051	Spring Town Center	Retail		51,752	sf
21.03		33180051	Tomball Town Center	Retail		68,503	sf
21.04		33180051	Broadmoor Village	Retail		62,000	sf
21.05		33180051	Winchester Town Center	Retail		18,001	sf
21.06		33180051	Broadway Center	Retail		60,908	sf
21.07		33180051	Mission	Retail		13,600	sf
21.08		33180051	Copperfield Central	Retail		13,000	sf
21.09		33180051	Silverlake	Retail		10,508	sf
21.10		33180051	Victoria	Retail		14,988	sf
21.11		33180051	Baybrook Marketplace	Retail		13,080	sf
21.12		33180051	Alvin II	Retail		6,681	sf
21.13		33180051	Jones Tomball Parkway - 249	Retail		9,885	sf
21.14		33180051	Alvin	Retail		10,578	sf
21.15		33180051	Greens Landing	Retail		8,011	sf
25	3, 18, 19	27917917	19100 Ridgewood	Office	Lockout/11_>YM or 1%/105_0%/4	618,017	sf
26	20, 21	30866256	Northport Industrial Portfolio		Lockout/25_Defeasance/88_0%/7	108,226	sf
26.01		30866256	45365-45395 Northport Loop West	Industrial		44,256	sf

15 of 17

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GSMC

Control Number	Footnotes	Loan Number	Property Name	General Property Type	Prepayment Provision (2)	Units, Rooms, Sq Ft	Unit Description
26.02		30866256	45738-45778 Northport Loop West	Industrial		63,970	sf
27		30866255	Shops at Blue Bell	Retail	Lockout/25_Defeasance/91_0%/4	103,580	sf
28		28389185	BJ’s Wholesale Club - Bowie	Retail	Lockout/26_Defeasance/90_0%/4	108,532	sf
29	3	28205946	Cobb Place	Retail	Lockout/26_Defeasance/53_0%/5	335,191	sf
32		28400597	Daybreak Trail Crossing	Retail	Lockout/26_Defeasance/90_0%/4	44,083	sf
33		28304346	Trade Centre Portfolio	Industrial	Lockout/26_>YM or 1%/90_0%/4	109,584	sf
34	22, 23	32777393	Bell Oaks Centre	Retail	Lockout/25_Defeasance/90_0%/5	94,958	sf
36		32680689	3700 Vanowen Street	Industrial	Lockout/25_Defeasance/88_0%/7	39,826	sf
38	24	32944750	Martin Brower Phoenix Distribution Center	Industrial	Lockout/25_Defeasance/91_0%/4	93,202	sf
40		33180051	Audubon Cove	Multifamily	Lockout/24_Defeasance/92_0%/4	100	Units
44		33149952	Tharp Portfolio		Lockout/25_Defeasance/91_0%/4	52,390	sf
44.01		33149952	Stones Crossing	Retail		21,586	sf
44.02		33149952	Danville Retail Shoppes	Retail		18,157	sf
44.03		33149952	Starbucks Crawfordsville	Retail		2,264	sf
44.04		33149952	Big O Tires	Retail		6,116	sf
44.05		33149952	Crawfordsville Retail	Retail		4,267	sf
47		33324315	PW Shoe Lofts	Multifamily	Lockout/24_Defeasance/92_0%/4	34	Units

16 of 17

(1)	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.
(2)	The open period is inclusive of the Maturity Date / ARD.
(3)	The Mortgage Loan is part of a whole loan structure. Cut-off Date LTV Ratio, LTV Ratio at Maturity / ARD, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the Mortgage Loan and any related Pari Passu Companion Loans, but exclude any related Subordinate Companion Loans.
(4)	The 1633 Broadway Whole Loan was co-originated by Goldman Sachs Bank USA, JPMorgan Chase Bank, National Association, DBR Investments Co. Limited and Wells Fargo Bank, National Association.
(5)	The lockout period will be at least 25 payment dates beginning with and including the First Due Date in January 2020. For the purpose of this prospectus, the assumed lockout period of 25 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(6)	The lockout period will be at least 26 payment dates beginning with and including the First Due Date in December 2019. For the purpose of this prospectus, the assumed lockout period of 26 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(7)	Commencing on January 1, 2024, from and after the date the Mortgaged Property has first achieved a Debt Yield in excess of 9.0%, the TI/LC Cap will be reduced to $4,500,000.
(8)	The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD are calculated on the basis of the aggregate “as-is” appraised value of $63,950,000 plus an approximately 6.8% portfolio premium. Excluding the portfolio premium, the Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD on the basis of the aggregate “as-is” appraised value are both 64.5%.
(9)	The Ongoing Replacement Reserve is calculated as the product of (x) $0.10 times (y) the aggregate number of rentable SF then contained in the Mortgaged Properties divided by 12. As of the Cut-off Date, the aggregate number of rentable SF is 805,058.
(10)	The Appraised Value represents the “as-is” appraised value of $50,000,000 for the Mortgaged Property as of September 6, 2019, which includes the tax abatement that was approved by the city tax commissioner in late October 2019. The “as-is” appraised value of the Mortgaged Property, excluding the tax abatement, is $49,500,000 as of September 6, 2019, and results in a Cut-off Date LTV Ratio of 74.7% and LTV Ratio at Maturity / ARD of 64.2%.
(11)	Yield Maintenance of the full $108.5 million PCI Pharma Portfolio Whole Loan is permitted at any time after the prepayment lockout period, which is October 31, 2021. In addition, defeasance of the full $108.5 million PCI Pharma Portfolio Whole Loan is permitted at any time after the defeasance lockout period, which date is the earlier to occur of (a) October 31, 2022 and (b) the second anniversary of the closing date of the securitization which includes the last pari passu note to be securitized. The assumed defeasance lockout period of 26 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(12)	The TI/LC Cap is calculated as the product of (x) $1.50 times (y) the aggregate number of rentable SF then contained in the Mortgaged Properties. As of the Cut-off Date, the aggregate number of rentable SF is 1,356,188.
(13)	The Replacement Reserve Cap is calculated as the product of (x) $0.23 times (y) the aggregate number of rentable SF then contained in the Mortgaged Properties. As of the Cut-off Date, the aggregate number of rentable SF is 1,356,188.
(14)	The lockout period will be at least 24 payment dates beginning with and including the First Due Date in February 2020. For the purpose of this prospectus, the assumed lockout period of 24 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(15)	The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD are calculated on the basis of the aggregate “as-is” appraised value of $96,580,000 plus an approximately 3.8% portfolio premium. Excluding the portfolio premium, the Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD on the basis of the aggregate “as-is” appraised value are both 59.7%.
(16)	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $750,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount calculated as the product of (x) $1.00 times (y) the aggregate number of rentable SF then contained in the Mortgaged Properties divided by 12. As of the Cut-off Date, the aggregate number of rentable SF is 438,914, which results in an Ongoing TI/LC Reserve amount of approximately $36,576.
(17)	The Ongoing Replacement Reserve is calculated as the product of (x) $0.20 times (y) the aggregate number of rentable SF then contained in the Mortgaged Properties divided by 12. As of the Cut-off Date, the aggregate number of rentable SF is 438,914.
(18)	On each Due Date beginning with the First Due Date until the Marathon Petroleum lease is renewed with an expiration date on or after September 6, 2034 (the "Non-Renewal Period"), the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $1.75 times the SF of Building I and Building II (618,017 SF in the aggregate) divided by 12. As of the Cut-off Date, the Ongoing TI/LC Reserve amount is approximately $90,127.
(19)	During the Non-Renewal Period, the TI/LC Cap will be equal to $17.50 times the SF of Building I and Building II (618,017 SF in the aggregate). As of the Cut-off Date, the TI/LC Cap is approximately $10,815,298.
(20)	Allocated Cut-off Date Loan Amounts are allocated to the Mortgaged Properties based upon appraised values.
(21)	Commencing with the Due Date in January 2023, and on each Due Date thereafter, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $9,019.
(22)	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $225,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $6,250.
(23)	On each Due Date, if and to the extent the amount contained in the replacement reserve account is less than $60,000, the borrower is required to deposit into the replacement reserve account an Ongoing Replacement Reserve amount equal to approximately $1,899.
(24)	Commencing on the Anticipated Repayment Date, the interest rate will increase to a per annum rate equal to the sum of 2.5% plus the greater of (a) 3.515% or (b) the Swap Rate as of the Anticipated Repayment Date.

17 of 17

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a senior or pari passu portion of a whole loan evidenced by a senior or pari passu note. At the time of the sale, transfer and assignment to Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment, or similar agreement, any Other Pooling and Servicing Agreement with respect to a Non-Serviced Mortgage Loan and rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement.
(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

(3)	Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.
(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the related Mortgage Loan.
(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each Assignment of Mortgage and assignment of Assignment of Leases to the Trust constitutes a legal, valid and binding assignment to the Trust. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the related Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything in this representation to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments due and payable but not yet delinquent; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group; and (g) if the related Mortgage Loan is part of a Whole Loan, the rights of the holder(s) of any related Companion Loan(s) pursuant to the related Co-Lender Agreement; provided that none of items (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clauses (f) and (g) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of a Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, there are no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmens liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(8)	Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under each Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.
(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, submitted in proper form for filing and/or recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the related Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.
(10)	Condition of Property. The Seller or the originator of each Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the related Mortgage Loan and within thirteen months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than thirteen months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, which could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.
(12)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of such Mortgaged Property.
(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the related Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to such Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.
(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with Mortgagee pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with the related Mortgagee under the related Mortgage Loan documents are being conveyed by the Seller to the Depositor or its servicer.
(15)	No Holdbacks. The principal amount of each Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).

(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the related Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the related Mortgagor and included in such Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a “Special Flood Hazard Area,” the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program (irrespective of whether such coverage is provided pursuant to a National Flood Insurance Program policy or through a private policy), plus such additional flood coverage in an amount as is generally required by the Seller for comparable mortgage loans intended for securitization.

If a Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the related Mortgage Loan and (2) 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

Each Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by prudent institutional commercial mortgage lenders, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each Mortgaged Property located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the scenario expected limit (“SEL”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained from an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC in an amount not less than 100% of the SEL.

The Mortgage Loan documents for each Mortgage Loan require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or related Whole Loan), the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under each Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the related general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s reasonable cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of such Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged

Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the related Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which such Mortgaged Property is a part until the separate tax lots are created.

(18)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the Mortgagee’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy.
(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.
(20)	REMIC. Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If

the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of each Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.
(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.
(24)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan (or related Whole Loan, as applicable) and as of the Cut-off Date, other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the value, operation or net operating income of the related Mortgaged Property. The terms of the related Mortgage Loan documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.
(25)	Licenses and Permits. Each Mortgagor covenants in the related Mortgage Loan documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the related Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. Each Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

(26)	Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the related Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to such Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in the Mortgagor made in violation of the related Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of such Mortgagor’s (i) misappropriation of rents after the occurrence of an event of default under the Mortgage Loan; (ii) misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to Mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).
(27)	Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the related Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (as defined in (32) below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of such Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or related Whole Loan) outstanding after the release, the related Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

With respect to any partial release under the preceding clause (e), for all Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the related Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or related Whole Loan).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to partial condemnation, other than in compliance with the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.
(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended by the

Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend more than the Terrorism Cap Amount on terrorism insurance coverage, and if the cost of terrorism insurance exceeds the Terrorism Cap Amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Cap Amount. The “Terrorism Cap Amount” is the specified percentage (which is at least equal to 200%) of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance).

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) in this Exhibit B or the exceptions thereto set forth on Exhibit C, or (vii) any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement, or future permitted mezzanine debt as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that, to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the related Mortgagor is responsible for such payment along with all other reasonable out-of-pocket fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(31)	Single-Purpose Entity. Each Mortgage Loan requires the related Mortgagor to be a Single-Purpose Entity for at least as long as the related Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that such Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the related Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.
(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the related Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) such Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the related Mortgage Loan; (iv) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (v) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of any ARD Loan and situations where default interest is imposed.
(34)	Ground Leases. For purposes of this Exhibit B, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)               The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except as reflected in any written instruments which are included in the related Mortgage File;

(b)               The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the Mortgagee;

(c)               The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)               The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)               The Ground Lease does not place commercially unreasonably restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor;

(f)                The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)               The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the Mortgagee written notice of any default, and provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)               The Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)                 The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

(j)                 Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)               In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to the ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)                 Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loans have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.
(36)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan (or the related Whole Loan, as applicable) and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.
(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under any Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of any Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B (including, but not limited to, the prior sentence). No person other than the holder of any Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under such Mortgage Loan documents.

(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.
(39)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the related Mortgagor delivered by such Mortgagor in connection with the origination of such Mortgage Loan (or the related Whole Loan, as applicable), the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Mortgage Loan.
(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements were conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, an “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that, based on the ESA, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement, or is accompanied by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.
(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth on the Mortgage Loan Schedule attached as an exhibit to the related Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained on the Mortgage Loan Schedule attached to the related Mortgage Loan Purchase Agreement.
(43)	Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except as set forth on Exhibit C.
(44)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the related Mortgage Loan documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Mortgage Loan documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Mortgage Loan documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(45)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loans.

For purposes of these representations and warranties, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

Exhibit B-30-1

List of Mortgage Loans with Current Mezzanine Debt

None.

B-30-1

Exhibit B-30-2

List of Mortgage Loans with Permitted Mezzanine Debt

Loan No.	Mortgage Loan
1	1633 Broadway
9	The Shoppes at Blackstone Valley
13	Storage Rentals of America Portfolio
27	Shops at Blue Bell

B-30-2

Exhibit B-30-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

B-30-3

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
(5) Lien; Valid Assignment	PCI Pharma Portfolio (Loan No. 18)	Each Mortgaged Property is subject to a right of first offer in favor of Packaging Coordinators, Inc., the master tenant, in the event the borrower intends to sell such Mortgaged Property. Such right of first offer does not apply to a foreclosure.
(6) Permitted Liens; Title Insurance	The Shoppes at Blackstone Valley (Loan No. 9)	The Title Policy does not contain clause (e) for the Target ground lease because the Target ground lease contains a right of first refusal (“ROFR”) in the event that the mortgagor sells its fee interest in the portion of the Mortgaged Property covered by the Target ground lease (but not if the mortgagor sells any more or any less than such portion).
(6) Permitted Liens; Title Insurance	PCI Pharma Portfolio (Loan No. 18)	See exception to Representation and Warranty #5 above.
(7) Junior Liens	Trade Centre Portfolio (Loan No. 33)	Equity interests in the Mortgagor are held by a qualified intermediary as of the origination of the Mortgage Loan in order to facilitate a reverse like-kind exchange. The membership interests are pledged by the qualified intermediary to the 1031 exchange investors as collateral for loans made to the Mortgagor by such investors. The loan amount equals in the exact amount of the ultimate capital contributions to made by the investors for their interest in the Mortgaged Property. Such amounts will be repaid out of the proceeds from the relinquished property that is part of the 1031 exchange or, if the related exchange is not completed within 200 days, the debt obligation will convert to an equity position in the Mortgagor. The loans are subject to a subordination and standstill agreement in favor of the Mortgagee.

(8) Assignment of Leases and Rents	90 North Campus (Loan No. 10)	The Mortgage Loan was closed with Shari’ah compliant Mortgage Loan documentation. The Mortgagor leases the entire Mortgaged Property to a single-purpose master lessee (the “Master Tenant”). The Master Tenant operates the Mortgaged Property in accordance with the terms of a master lease. The Master Tenant in turn sub-leases the Mortgaged Property to an operating company (the “Operating Company”), which in turn leases the Mortgaged Property to the end-user tenant. The Operating Company operates the Mortgaged Property in accordance with the terms of the sub-lease. The master lease and the sub-lease are subordinate to the Mortgage Loan Documents. The Operating Company entered into an Assignment of Leases and Returns with respect to the Mortgaged Property in favor of the Master Tenant, which document collaterally assigns the rights to collect such rents (upon a default under the sub-lease) to the Master Tenant. The Master Tenant in turn entered into an Assignment of Leases and Rents with respect to the Mortgaged Property in favor of the Mortgagor, which document collaterally assigns the rights to collect such rents (upon a default under the master lease) to the Mortgagor. The Mortgagor then collaterally assigned this document to the Mortgagee as security for the Mortgage Loan.
(16) Insurance	1633 Broadway (Loan No. 1)	All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P, “A” by Fitch (to the extent Fitch rates the securitization of the Mortgage Loan and the insurer) and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB” by S&P, “BBB” by Fitch (to the extent Fitch rates the securitization of the Mortgage Loan and the insurer) and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best)).
(16) Insurance	650 Madison Avenue (Loan No. 8)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A:VIII” by A.M. Best, “A-” by S&P, “A2” by Moody’s, “A” by Fitch (to the extent Fitch rates the securitization of the Mortgage Loan and the insurer) and “A2” by Moody’s, and all such insurers are required to have ratings of not less than “BBB” by S&P, “Baa2” by Moody’s, “BBB” by Fitch (to the extent Fitch rates the securitization of the Mortgage Loan and the insurer).

The mortgagor is only required to obtain flood insurance to the extent the same is commercially available.

(16) Insurance	19100 Ridgewood (Loan No. 25)	All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A-” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB” by S&P and “Baa2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best)).
(16) Insurance

Storage Rentals of America
(Loan No. 13)

The Shoppes at Blackstone Valley
(Loan No. 9)

Cobb Place
(Loan No. 29)

The Lincoln
(Loan No. 16)

Tharp Portfolio
(Loan No. 44)

Magnolia Parc
(Loan No. 19)

Property Commerce Portfolio
(Loan No. 21)

Shops at Blue Bell
(Loan No. 27)

Daybreak Trail Crossing
(Loan No. 32)

Trade Centre Portfolio
(Loan No. 33)

Bell Oaks Centre
(Loan No. 34)

PW Shoe Lofts
(Loan No. 47)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB” by S&P and “Baa2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best)).
(16) Insurance	PCI Pharma Portfolio (Loan No. 18)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is the greater of (i) 5% of the original allocated loan amount of the affected Mortgaged Property and (ii) $500,000.

(16) Insurance	Property Commerce Portfolio (Loan No. 21)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is the greater of (i) 5% of the original allocated loan amount of the affected Mortgaged Property and (ii) $250,000.
(16) Insurance	All GSMC Mortgage Loans (other than 650 Madison Avenue, 90 North Campus, PCI Pharma Portfolio and Property Commerce Portfolio)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 5% of the original principal balance of the Mortgage Loan, or 5% of the original allocated loan amount of the affected Mortgaged Property, as applicable.
(17) Access; Utilities; Separate Tax Lots	Daybreak Trail Crossing (Loan No. 32)	The Mortgaged Property currently constitutes a part of one or more tax lots on a shared basis with other real property that is not collateral for the Mortgage Loan.
(17) Access; Utilities; Separate Tax Lots	Tharp Portfolio (Loan No. 44)	The Crawfordsville Retail and Danville Retail Shoppes Mortgaged Properties currently constitute a part of one or more tax lots on a shared basis with other real property that is not collateral for the Mortgage Loan.
(24) Local Law Compliance	Storage Rentals of America – Palm Beach Gardens Storage Rentals of America – Nicholasville Storage Rentals of America – Parris Island (Loan No. 13)	The Mortgaged Properties are legal non-conforming as to use.
(25) Licenses and Permits	1633 Broadway (Loan No. 1)	Special Permit (Case 72-99 BZ) expires on January 11, 2020; however, such permit (which permits the use as a physical culture establishment) is related solely to the Equinox space. Equinox is required under its lease to renew such permit.
(26) Recourse Obligations	1633 Broadway (Loan No. 1)

There is no non-recourse carveout guarantor and no separate environmental indemnitor with respect to the Mortgage Loan or related Whole Loan.

The mortgagor’s liability with respect to voluntary transfers of either the Mortgaged Property or equity interests in the mortgagor made in violation of the related Mortgage Loan documents (other than any voluntary transfer of fee title to all or any portion of the Mortgaged Property or of direct or indirect equity interests resulting in a change of control in the borrower) is limited to losses.

(26) Recourse Obligations	650 Madison (Loan No. 8)

The liability for each guarantor (i) with respect to the full recourse carveouts relating to bankruptcy and substantive consolidation is capped at $80,000,000 (which is 10% of the original principal amount of the loan) and (ii) with respect to all other guaranteed obligations is capped at $400,000,000 (which is 50% of the original principal amount of the loan), in each case plus costs and expenses related to enforcement. The two guarantors are severally liable, rather than jointly and severally liable, under the guaranty.

The mortgage loan becomes fully recourse in the event that the mortgagor consents to or files a voluntary petition under the bankruptcy code but such recourse does not include a voluntary petition for “dissolution or liquidation”.

The loss carveout with respect to misappropriation of rents and security deposits is limited to intentional misappropriation of rents and security deposits. The loss carveout with respect to insurance proceeds or condemnation awards is limited to the intentional misapplication, rather than misappropriation, of insurance proceeds or condemnation awards. The loss carveout with respect to fraud is limited to fraudulent acts. The loss carveout for material physical waste is limited to material physical waste by reason of the mortgagor’s intentional physical destruction of the Mortgaged Property or any portion thereof (other than in connection with any alteration undertaken by mortgagor in good faith in accordance with the terms of the Mortgage Loan documents).

(26) Recourse Obligations	90 North Campus (Loan No. 10)	The Mortgagee’s recourse against the mortgagor and the guarantor with respect to a breach of environmental covenants is not effective to the extent that the environmental insurance policy required by the Mortgage Loan documents is in effect.
(30) Due on Sale or Encumbrance	650 Madison Avenue (Loan No. 8)

Certain transfers are permitted without the Mortgagee’s consent, including: (a) any pledge of direct or indirect equity interests in and/or right to distributions from, Vornado Realty L.P. (“VRLP”), Vornado Realty Trust (“VRT”), any Multi-Asset Person, or any of their direct or indirect equity holders or affiliates (other than the mortgagor) to secure a loan to any such person that is secured by all or a substantial portion of any such person’s assets or (b) the transfer or issuance of any securities or any direct or indirect interests in (i) any direct or indirect owner of the mortgagor, in either case, whose securities are publicly traded on a national exchange (including VRLP’s and VRT’s securities) (regardless of whether such transfer or issuance is of publicly traded securities or interests), (ii) any person who directly or indirectly holds such securities or interests, or (iii) any Multi-Asset Person; provided, that, after such transfer or issuance, VRLP, VRT, any entity Controlled by OMERS Administration Corporation and/or eligible qualified owners will continue to control borrower.

“Multi-Asset Person” shall mean a person in respect of which the net operating income from the property (or such portion thereof allocable to such person) is less than 50% of such person’s aggregate gross income.

(33) Defeasance	650 Madison Avenue (Loan No. 8)	The Mortgage Loan documents do not provide that the mortgagor may only pledge United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii) and rather require securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) other “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, which in each case are (i) not subject to prepayment, call or early redemption and (ii) in compliance with all requirements of all rating agencies.
(39) Organization of Mortgagor	3700 Vanowen Street (Loan No. 36) Northport Industrial Portfolio (Loan No. 26)	The mortgagors under the related Mortgage Loans are affiliated with each other.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

Goldman Sachs Mortgage Company (the “Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of January 1, 2020 (the “Agreement”), between GS Mortgage Securities Corporation II and the Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).
2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.
3.	Neither the Prospectus, dated January 16, 2020 relating to the offering of the Public Certificates, nor the Offering Circular, dated January 16, 2020 (the “Offering Circular”), relating to the offering of the Private Certificates, in the case of the Prospectus, as of the date of the Prospectus or as of the date hereof, or in the case of the Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller Information (as such term is defined in the Indemnification Agreement) or omitted or omits to state therein a material fact relating to the Seller Information required to be stated therein or necessary in order to make the statements therein relating to the Seller Information, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus and the Offering Circular of the terms or provisions of or servicing arrangements under any Other Pooling and Servicing Agreement governing the servicing of a Non-Serviced Whole Loan, to the extent that such description refers to any terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement contained in the Prospectus and the Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [____] day of [_______].

GOLDMAN SACHS MORTGAGE COMPANY

By: __________________________________
 Authorized Representative

Exhibit E

form of DILIGENCE FILE CERTIFICATION

(GSMS 2020-GC45)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of January 1, 2020 (the “Pooling and Servicing Agreement”), relating to (i) the issuance of the GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 (the “Series 2020-GC45 Certificates”) and (ii) the creation of the Pooled RR Interest and that certain Mortgage Loan Purchase Agreement, dated as of January 1, 2020 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and GS Mortgage Securities Corporation II (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2020-GC45 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the applicable Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Secure Data Room (as defined in the Pooling and Servicing Agreement); and
2.	Each Diligence File uploaded to the Secure Data Room contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of [______], 2020.

[INSERT SELLER NAME]

By:__________________________________

Name:

Title:

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EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY:
GOLDMAN SACHS MORTGAGE COMPANY

AND WHEN RECORDED MAIL TO:

[_____]
[_____]
[_____]
Attention: [_____]

LIMITED POWER OF ATTORNEY
(Midland Loan Services, a Division of PNC Bank, National Association)

KNOW ALL MEN BY THESE PRESENTS, that GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, not in its individual capacity but solely as seller (“Seller”) under the Mortgage Loan Purchase Agreement (defined below) hereby constitutes and appoints Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as Attorney-In-Fact, by and through any duly appointed officers and employees, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in item (1) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the Mortgage Loan Purchase Agreement dated as of January 1, 2020 (the “Mortgage Loan Purchase Agreement”) by and among GS Mortgage Securities Corporation II, a Delaware corporation, as Depositor, and Seller, and no power is granted hereunder to take any action that would be adverse to the interests of the Seller.

(1) To perform any and all acts which may be necessary or appropriate to enable Midland as [Master][General Special] Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement) and any Serviced Companion Loans which have not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto Midland as [Master][General Special] Servicer full power and authority to do and perform any and every lawful act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Midland as

F-1

[Master][General Special] Servicer shall lawfully do or cause to be done by virtue hereof.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

Midland hereby agrees to indemnify and hold Goldman Sachs Mortgage Company, as Seller, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Seller by reason or result of the misuse of this Limited Power of Attorney by Midland. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Mortgage Loan Purchase Agreement or the earlier resignation or removal of Midland, as [Master][General Special] Servicer under the PSA.

F-2

IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the [__]th day of [__] 20[__].

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	__________________________________ Name: Title:

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